EXHIBIT 10.12.2

WALTER ENERGY, INC.
2014 LONG-TERM INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT
(Non-Employee Directors)
THIS AGREEMENT (the “Agreement”), is made effective as of the date set forth on the signature page (the “Signature Page”) attached hereto (the “Date of Grant”), between Walter Energy, Inc., a Delaware corporation, or any successor thereto (the “Company”) and the participant identified on the Signature Page (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Plan (as defined below), the terms of which are incorporated herein by reference and made a part of this Agreement; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Option (as defined below) provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
1.Definitions. Whenever the following terms are used in this Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.
(a)    Exercise Price: The term “Exercise Price” shall have the meaning set forth in Section 2 of this Agreement.
(b)    Immediate Family Members: The term “Immediate Family Members” shall have the meaning set forth in Section 6(b) of this Agreement.
(c)    Option: The term “Option” shall have the meaning set forth in Section 2 of this Agreement.
(d)    Option Period: The term “Option Period” shall mean the period beginning on the Date of Grant and ending on the tenth anniversary of the Date of Grant.
(e)    Plan: The term “Plan” shall mean the Walter Energy, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.
(f)    Retirement: The term “Retirement” shall mean a Termination by the Participant that occurs on or after the date on which the Participant attains the age of sixty-five (65) and has completed at least five (5) years of Service as a Non-Employee Director.
(g)    Service: The term “Service” shall mean the Participant’s services as a Non-Employee Director.
(h)    Share: The term “Share” shall mean a share of Common Stock, subject to adjustment as set forth in the Plan.
(i)    Termination Date: The term “Termination Date” shall mean the date upon which the Participant incurs a Termination for any reason.

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(j)    Unvested Portion: The term “Unvested Portion” shall mean, at any time, the portion of the Option which is then unvested in accordance with Section 3 of this Agreement.
(k)    Vested Portion: The term “Vested Portion” shall mean, at any time, the portion of the Option which has become and remains vested in accordance with Section 3 of this Agreement.

2.
Grant of Option. Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, the Company hereby grants to the Participant the right and option to purchase all or any part of the aggregate number of Shares set forth on the Signature Page (the “Option”), subject to adjustment as set forth in the Plan. The purchase price per Share shall be the amount per Share set forth on the Signature Page (the “Exercise Price”), subject to adjustment as set forth in the Plan. The Option is intended to be a nonqualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Code.

3.	Vesting of the Option.
(a)    Vesting. Subject to the Participant’s continued Service, the Option shall become vested and exercisable as to one-third (1/3) of the Shares subject to the Option on each of the first, second, and third anniversaries of the Date of Grant; provided, that if the Option is not evenly devisable by three, then no fractional portion of the Option shall vest and the installments shall be as equal as possible with any smaller installments vesting first.
(a)    Change in Control. Notwithstanding anything to the contrary herein, in the event of a Change in Control prior to the Termination Date, the Option shall, to the extent not then vested or previously forfeited or cancelled, become fully vested and exercisable.
(b)    Termination of Service. If the Participant incurs a Termination for any reason, except as set forth in this Section 3(c), the Unvested Portion of the Option shall be cancelled by the Company without any payment of consideration therefor and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 4(a).
(i)    Death or Disability. If the Participant incurs a Termination due to death or Disability, the Option shall, to the extent not then vested or previously forfeited or cancelled, become fully vested and exercisable.
(ii)    Retirement. If the Participant incurs a Termination due to Retirement, the Option shall, to the extent not then vested or previously forfeited or cancelled, become fully vested and exercisable.

4.	Exercise of Options.
(a)    Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the expiration of the Option Period; provided, however, that any partial exercise shall be for not less than 100 Shares (or the total amount then exercisable hereunder) and shall be for whole Shares only. Notwithstanding the foregoing, except as the Committee may otherwise approve, if the Participant’s Service is terminated for “cause” as determined by the Board in its sole and absolute discretion, the Vested Portion of the Option shall immediately terminate in full and cease to be exercisable.
(b)    Method of Exercise.

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(i)    Subject to Section 4(a) of this Agreement and Section 7(d) of the Plan, the Vested Portion of the Option may be exercised by delivery of written or electronic notice of exercise to the Company, specifying the number of Shares for which the Option is being exercised, and accompanied by payment of the aggregate Exercise Price in respect of such Shares. The Exercise Price shall be payable (A) in cash, check, cash equivalent and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such Shares to the Company); provided, that such Shares are not subject to any pledge or other security interest and that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); or (B) by such other method as the Committee may permit in its sole discretion, including, without limitation: (x) in other property having a fair market value on the date of exercise equal to the Exercise Price; (y) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically, to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (z) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of the Option that are needed to pay the Exercise Price and any applicable required withholding or other taxes; provided, however, that in no event will Shares be withheld at Fair Market Value in excess of the minimum statutory withholding rate. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
(ii)    Notwithstanding any other provision of the Plan or this Agreement to the contrary, absent an available exemption to registration or qualification, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.
(iii)    Upon the Company’s determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant’s name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss by the Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves. Notwithstanding the foregoing, the Company may elect to recognize the Participant’s ownership through uncertificated book entry.
(iv)    In the event of the Participant’s death, the Vested Portion of the Option shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a) of this Agreement. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof, and any exercise of the Option pursuant to this Section 4(b) by any person or persons other than the Participant shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

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5.
Legend on Certificates. Subject to applicable law, the certificates, if any, representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other contractual restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed or quoted or market to which the Shares are admitted for trading and, any applicable federal or state or any other applicable laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such contractual restrictions.

6.	Transferability.
(a)    The Option shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws or descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(b)    Notwithstanding the foregoing and subject to Section 14(b) of the Plan, the Option may be transferred to: (i) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (ii) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (iii) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (iv) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes; provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

7.	Withholding.

(a)    Subject to Section 4(b) of this Agreement, the Participant shall be required to pay to the Company or any Affiliate, and the Company shall have the right and is hereby authorized to withhold, from any Shares or from any compensation (including from any other amounts payable to the Participant) the amount (in cash, Shares, or other property) of any required withholding or other taxes in respect of an Award, its exercise, or any other payment or transfer of the Option and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and other taxes; provided, however, that no amounts shall be withheld in excess of the Company’s statutory minimum withholding liability.
(b)    Without limiting the generality of the foregoing, to the extent permitted by the Committee, the Participant may, subject to applicable law, satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares held by the Participant (which are fully vested and not subject to any pledge or other security interest) or by having the Company withhold from the number of Shares otherwise issuable to the Participant hereunder Shares with a Fair Market Value not in excess of the statutory minimum withholding liability. The Participant agrees to make adequate provision for any sums required to satisfy all applicable federal, state, local and foreign tax withholding obligations of the Company which may arise in connection with the Option.

8.
Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or with this Agreement.

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9.
Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its General Counsel, addressed to the principal office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

11.
Option Subject to Plan. The Participant acknowledges that the Participant has received and read a copy of the Plan. The Option and the Shares received upon exercise of the Option are subject to the terms and provisions of the Plan, as may be amended from time to time, and which are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12.
Amendment. Subject to Section 13(b) of the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, this Agreement, prospectively or retroactively (including after the Participant’s Termination); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of the Participant hereunder shall not to that extent be effective without the consent of the Participant.

13.
Entire Agreement. This Agreement and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. This Agreement and the Plan supersede any prior agreements, commitments or negotiations concerning the Option.

14.	Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of this [__], 20__.

Grant Date: [__]
Shares subject to Option: [__]
Exercise Price per Share: [__]

[INSERT NAME OF PARTICIPANT]

____________________________________

[Signature Page – Option Agreement(Non-Employee Directors)]

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Agreed and accepted:

WALTER ENERGY, INC.

____________________________________
By: [Name]
Its: [Title]

[Signature Page – Option Agreement (Non-Employee Directors)]
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